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                                                                   EXHIBIT 10.12

                      AGREEMENT ON COMMUNICATIONS PROJECTS
                             DESIGN AND CONSTRUCTION

         This Agreement is executed by and between the following two parties on September 18, 2000 in Beijing:

PARTY A: BEIJING MOBILE COMMUNICATION COMPANY LIMITED
Legal representative: Dong Huiyi
Legal Address: 58 Dong Zhong Jie, Dong Cheng District, Beijing

PARTY B: BEIJING HUARUI WIRELESS COMMUNICATIONS EQUIPMENT INSTALLATION COMPANY Legal representative: Guo Baocheng
Legal Address: Back Building, Long-distance Telephone Building, Xi Cheng
               District, Beijing

WHEREAS:

1. In order to develop its mobile communications business and engage in normal production and operating activities, Party A needs Party B to provide services for the design, construction, overhaul and interior decoration of its mobile communications projects.

2. The Parties hereto agree that Party B shall, in accordance with the terms and conditions of this Agreement, provide Party A with services for the design, construction, overhaul and interior decoration of Party A's mobile communication projects.

         THEREFORE, Party A and Party B have reached, through friendly consultations, the following agreement in the principle of mutual benefit and reciprocity:

                        ARTICLE ONE     SCOPE OF SERVICES

1. Within the effective term of this Agreement, Party B agrees to provide Party A, in accordance with the terms and conditions of this Agreement, with the following services and exert its utmost efforts to ensure that the services provided by it are of a high quality:

         1.1 Design and construction of various mobile communication projects, including newly constructed projects and projects under overhaul, as required by Party A;




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         1.2      Overhaul and interior decoration of Party A's mobile
                  communications projects.

2. Party A agrees to receive the services provided by Party B in accordance with the terms and conditions of this Agreement.

                  ARTICLE TWO     ITEM AND QUANTITY OF SERVICES

 2.1 The specific items and quantities of the services to be provided hereunder shall be agreed upon by the Parties to this Agreement, and the terms of such services (including engineering fee and service fee) shall be in accordance with this Agreement.

                        ARTICLE THREE     ENGINEERING FEE

3.1 Party A shall pay Party B the Engineering Fee for services provided by Party B under Article 2 above for the design, construction, overhaul and interior decoration of Party A's communications projects. .

3.2 The Engineering Fee shall be charged in accordance with the document of "You Bu [1995] No. 626".

         The Design Fee shall be charged in accordance with the documents of "[1992] Jia Fei Zi No. 375" issued by the State Price Bureau and the Ministry of Construction and "You Bu [1992] No. 403".

3.3 Standards of service fees (construction fees): Within 10 days from the date on which the Parties reach an agreement on each specific service item and have executed an appendix/appendices related thereto, Party A shall disburse to Party B 20% of the total costs of the project as advancements for materials purchase and engineering costs. During the process of the project, Party A will review the project status report prepared by Party B. Party A will disburse to Party B 70% of the total amounts of the contractual construction fees upon the completion of all work. The balance of the total costs of the project shall be paid upon final accounting following the inspection and acceptance of the project upon its completion.

3.4 Party B shall submit, within 10 days of inspection and acceptance of each item of service upon its completion, the completion settlement document of such item of service to Party A for auditing. The final amounts due shall be based on the results of such audit.

3.5 The increase or decrease of the project costs as the result of any change(s) in design shall be settled on the basis of the actual costs after such change(s). Any and all changes in design and increase in project costs are subject to Party A's prior written consent thereto.




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3.6      Construction fees and services fees shall be charged in accordance with the applicable national or municipal regulations. In the event of any future adjustment to such regulations, the Parties shall observe the standards as adjusted. Party A and Party B hereby confirm that the standards of the construction and services fees determined under Articles 3.2 and 3.3 above are in compliance with the applicable national and municipal regulations.

3.7 The various services to be provide by Party B to Party A under Article Two above will start from September 18, 2000.

                        ARTICLE FOUR     QUALITY CONTROL

4.1 Before Party B starts any services, the Parties shall conduct joint research and discussions on the project to be constructed. Prior to the commencement of the project, Party B shall organize relevant personnel to study and familiarize themselves with the drawings in connection with the project, and formulate a construction plan satisfactory to Party A. Party B shall also make all necessary preparations for the construction and keep records of such preparations.

4.2 Party A shall provide Party B with relevant information on the design, construction, overhaul and interior decoration of its communications projects as well as necessary assistance.

4.3 Party B shall complete, in accordance with relevant construction procedures, the design, construction, overhaul and interior decoration of Party A's communications projects within the period agreed upon by the Parties, ensure that the quality of the projects is in compliance with relevant standards and regulations. Party B shall also maintain the normal operation of the communication equipment, satisfy Party A's reasonable requirements and provide Party A with the progress status of relevant projects on a timely basis.

4.4 In the event that the quality of the services provided by Party B hereunder fails to meet the applicable regulations and standards, or Party A's any communications equipment fails to operate normally after Party B's overhaul, Party A will deduct the service fees payable to Party B.

4.5 Party A has the right to conduct, on a regular or irregular basis, inspections on the process of the design, construction, overhaul and interior decoration conducted by Party B.

     ARTICLE FIVE     INSPECTION AND ACCEPTANCE UPON COMPLETION; MAINTENANCE

5.1 Ten days prior to the completion of a construction and installation project, Party B shall notify Party A in writing the date of inspection and acceptance. If Party A can not make the inspection as scheduled, Party A shall notify Party B in advance and consult with Party B for another date of inspection and acceptance.




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5.2      A construction and installation project accepted by Party A following inspection shall be transferred to Party A in its entirety within 30 days from the date of such inspection and acceptance. If a project already accepted by Party A incurs any losses as the result of Party A's failure to take delivery of such project on schedule, Party A shall bear any and all such losses.

5.3 If any part of a project is deemed to be unqualified and needs redoing or repairing during the inspection of such project upon its completion, the Parties shall, at the time of such inspection, negotiate with each other and agree upon remedial measures and time limit for such remedial measures. Party B shall implement such remedial measures within the specified time limit. The delivery of such project after redoing or repairing shall not take place until it has passed inspection and acceptance procedures upon completion. Expenses and losses incurred therefrom shall be borne by Party B.

5.4 Party B shall provide a quality warranty in respect of the project for one year from the date on which such project is inspected and accepted upon completion. During such warranty period, Party B shall be responsible for repairs, at its sole expense, in connection with any accident caused by substandard quality of the project; provided, however, that Party B shall not be held liable for any losses caused by any inherent quality defect in Party A's equipment.

              ARTICLE SIX     ASSIGNMENT OF RIGHTS AND OBLIGATIONS

6.1 Neither Party may assign any or all of its rights and obligations hereunder without the other Party's prior written consent thereto.

                        ARTICLE SEVEN     CONFIDENTIALITY

7.1 The Parties hereto shall keep strictly confidential the other Party's business data and information. Neither Party may, without the other Party's written consent, provide or disclose to any other organizations or persons any data or information with regard to the operations of such other Party, unless such disclosure is required by the applicable laws.

              ARTICLE EIGHT     LIABILITIES FOR BREACH OF CONTRACT

8.1 Any failure of either Party to perform any of the terms hereunder shall be deemed as breach of contract. The breaching Party shall correct the breach within twenty days from the date of receipt from the non-breaching Party a written notice specifying such breach. If the breaching Party fails to correct such breach within such twenty-day period, the non-breaching Party may select to terminate the Agreement upon written notice to the other Party, in which case the breaching Party shall compensate the non-breaching Party for




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         all economic losses sustained by the non-breaching Party as the result of such breach.

8.2 Party B shall repair or redo, free of charge, any project that fails to meet any contractual requirements. In the event of any delay in delivery as the result of such repair or redo, Party B shall pay an overdue penalty for such delay.

8.3 If Party B fails to complete a project on the date specified in the contract, it shall pay Party A a penalty of 0.1% of the total costs of the project contracted to it per day.

                         ARTICLE NINE     FORCE MAJEURE

9.1 Any event or circumstance beyond the reasonable control of a Party and unavoidable by the affected Party by exercise of due care shall be deemed as an "event of Force Majeure" and shall include, but not limited to, earthquake, fire, explosion, storm, flood, lightning or war.

9.2 Neither Party shall bear any liability for breach of contract if it fails to perform all or any of its obligations hereunder as a result of an event of Force Majeure. However, the Party or Parties affected by an event of Force Majeure shall, within fifteen days of the occurrence of such event, notify the other Party of the details of such event of Force Majeure along with the relevant proof.

9.3 A Party/the Parties shall resume the performance of its/their obligations hereunder after the effects of such event of Force Majeure have been eliminated.

              ARTICLE TEN     GOVERNING LAW AND DISPUTE RESOLUTION

10.1 Any dispute arising from or in connection with the validity, interpretation or performance of this Agreement shall be resolved by the Parties through consultations. If no resolution can be reached through consultations, either Party may submit such dispute to the Beijing Arbitration Commission for arbitration in accordance with its then effective arbitration rules. Once Beijing Mobile Communication Company Limited is transformed into a wholly foreign-owned enterprise, the dispute resolution institution shall be automatically changed to China International Economic and Trade Arbitration Commission and any dispute shall be resolved in accordance with its then effective arbitration rules in Beijing. The award of such arbitration shall be final and binding upon the Parties.

10.2 Except for matters under arbitration, the remaining part of the Agreement shall be in effect during the time of arbitration.

                           ARTICLE ELEVEN     NOTICES

11.1     Any notice or other document to be given under this Agreement shall be




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         delivered in writing and may be delivered in person, sent by registered mail or transmitted by facsimile to both Parties at their legal addresses stated in this Agreement or any other addresses a Party may have notified the other Party in accordance with this Article.

11.2 Any notice or document shall be deemed to have been received at the time as follows:

         if delivered in person, at the time of delivery;

         if delivered by registered mail, five (5) business days after being posted (excluding Saturdays, Sundays and public holidays); and

         if transmitted by facsimile, upon receipt, or if the time of transmission is during non-business hours, it shall be deemed to have been given at the beginning of the normal business hours of the succeeding day (excluding Saturdays, Sundays and public holidays), subject to proof by the sender or confirmation from the facsimile machine used for such transmission that a satisfactory transmission has been completed.


             ARTICLE TWELVE     EFFECTIVENESS AND TERM OF AGREEMENT
12.1 The effective term of this Agreement shall commence on the date on which it is affixed with the official seals of and executed by the Parties and expire on September 18, 2001. Unless a Party notifies the other Party in writing of its intention to terminate this Agreement three months prior to the expiration date hereof, this Agreement shall automatically be extended for one year upon the expiration of its term. The times of such extension shall be unlimited.

12.2 Party B hereby acknowledges that Party A may be transformed into a wholly foreign-owned enterprise during the term of the Agreement without consent or acknowledgement by Party B either prior to or after the event, and that Party A's entire rights and obligations under the Agreement shall not be affected or changed on the ground that the nature of the company has changed into a wholly foreign-owned enterprise. Party B will acknowledge the legal status of such wholly foreign-owned enterprise in performing this Agreement.

12.3 In the event that the following conditions are not met, Beijing Mobile Communication Company Limited shall be entitled to terminate this Agreement at any time. After the termination of this Agreement, the Parties shall cease to enjoy any rights or assume any obligations under this Agreement or in connection with its termination, except the rights and obligations that have incurred under this Agreement prior to such termination.

         (1) China Mobile (Hong Kong) Limited ("CMHK") shall have been granted relevant waivers by the Stock Exchange of Hong Kong Limited ("HKSE") for CMHK's connected transactions in accordance with the listing rules of HKSE; and




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         (2)      The independent shareholders of CMHK who are deemed to be
                  independent in accordance with the listing rules of HKSE shall have approved relevant transactions.

                       ARTICLE THIRTEEN     MISCELLANEOUS

13.1 During the performance of this Agreement, any provision that may become invalid or unenforceable will not affect the validity of any other provisions hereof.

13.2 Any matter not covered herein may be supplemented, explained, and interpreted in a supplementary agreement or appendix to be entered into by the Parties. All supplementary agreements and appendices hereto shall constitute an integral part of, and have the same force and effect as, this Agreement.

13.3 The specific details and quantities of each item of service hereunder and the Parties' rights and obligations under such item of service shall be determined by the Parties hereto by mutual agreement in accordance with the basic principles and terms specified herein, and shall be performed, as an appendix hereto, by the Parties upon the execution of such agreement.

13.4 The Parties hereby acknowledge that Party A will replace "Beijing Mobile Communication Company" as a party to (i) the "Agreement on Mobile Communications (GSM) Phase VI (Stage 1) Base Station Construction", (ii) the "Agreement on Site Selection for Mobile Communications (GSM) Phase VI (Stage 2) Base Stations", (iii) the "Supplemental Agreement to Agreement on Selection of Mobile Communications (GSM) Phase VI (Stage 2) Base Station Locations", (iv) the " Letter of Engagement for Design and Construction of Two Newly Added Rotary Antennas in Transceiver Station No. 3 of Beijing Mobile Communication Company", (v) the "Agreement on Engagement for Construction of Ericsson Transmission Access Equipment", (vi) the "Agreement on Engagement for Contracting Indoor Micro-cellular Mobile Communications Optical Fiber Distribution System", and (vii) the " Letter of Engagement for Installation of Micro-cellular Mobile Communications Base Stations in Beijing Public Mobile Telephone Networks (GSM) Phase V Project", entered into by "Beijing Mobile Communication Company" and Party B hereto (collectively, "Original Agreements"), and will assume all relevant rights and obligations of "Beijing Mobile Communication Company" thereunder. Upon the execution of this Agreement, other business relationships between the Parties hereto shall be implemented in accordance with the economic terms of the Original Agreements and under this Agreements. If the relevant terms hereunder are in conflict with any terms under the Original Agreements, the business relationships between the Parties hereto shall be implemented in accordance with such terms under such Original Agreements. Such Original Agreements shall be deemed to constitute appendices to this Agreement.

13.5     This Agreement is written in Chinese and signed in four counterparts.
         Each




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         Party will keep two copies, and all copies shall be signed by the legal representative or authorized representative of each Party or affixed with its official seal.

                             ARTICLE 14     APPENDIX

         The following agreements between "Beijing Mobile Communication Company" and Party B hereto shall be incorporated by reference hereto as appendices to this Agreement:

(1) Agreement on Mobile Communications (GSM) Phase VI (Stage 1) Base Station Construction;

(2) Agreement on Site Selection for Mobile Communications (GSM) Phase VI (Stage 2) Base Stations;

(3) Supplemental Agreement to Agreement on Site Selection for Mobile Communications (GSM) Phase VI (Stage 2) Base Stations;

(4) Letter of Engagement for Design and Construction of Two Newly Added Rotary Antennas in Transceiver Station No. 3 of Beijing Mobile Communication Company;

(5) Agreement on Engagement for Construction of Ericsson Transmission Access Equipment;

(6) Agreement on Engagement for Contracting Indoor Micro-cellular Mobile Communications Optical Fiber Distribution System; and

(7) Letter of Engagement for Installation of Micro-cellular Mobile Communications Base Stations in Beijing Public Mobile Telephone Networks (GSM) Phase V Project

PARTY A: BEIJING MOBILE COMMUNICATION      PARTY B: BEIJING HUARUI WIRELESS
         COMPANY LIMITED                            COMMUNICATIONS EQUIPMENT
                                                    INSTALLATION COMPANY

By:         s/Wang Zhengwen                By:          s/Guo Baocheng
   ----------------------------------         ----------------------------------
   Legal or authorized representative         Legal or authorized representative




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APPENDIX (1)

           AGREEMENT ON MOBILE COMMUNICATIONS (GSM) PHASE VI (STAGE 1)
                            BASE STATION CONSTRUCTION

         In accordance with the circulars ("Dian Xin Ji Fa (1998) No. 1098-1107 and "Dian Xin Ji Fa (1998) No. 1125-1128") issued by Beijing Post and Telecommunications Administration Bureau regarding contract arrangement of 14 projects (among such projects is the "Equipment Installation for 22 New Base Stations (with One Located on the North Side of South Xueyuan Road)" project), the Engineering and Construction Department of Beijing Post and Telecommunications Administration Bureau ("Party A"), as the owner of the 441 base stations to be constructed in the Digital Mobil Communications Phase VI (Stage 2) Project, wishes to engage three construction enterprises (namely, Beijing Telecommunications Engineering Bureau, Beijing Heli Communications Group and Beijing Huarui Wireless Communications Equipment Installation Company) (collectively, "Party B") to contract part of its management tasks and construction work, so as to meet the tight time limit for such a large scale project, and wishes Party B to delivery the Project, upon its completion, to Beijing Wireless Communications Bureau ("Party C"), who will provide maintenance and management services to the Project. Following consultations, the Parties have reached the following agreement:

I.       Tasks to be Assumed by Construction Enterprises

         1. Beijing Telecommunications Engineering Bureau: 221 base stations (including 49 900M base stations and 168 1800M base stations);

         2. Beijing Heli Communications Group: 72 base stations (including 29 900M base stations and 43 1800M base stations);

         3.       Beijing Huarui Wireless Communications Equipment Installation
                  Company: 158 base stations (including 41 900M base stations and 117 1800M base stations).

         See the schedule of this Agreement for the specific names and addresses of such base stations.

II.      Engineering Tasks Entrusted by Party A to Party B

         1.       Site Selection:

                  (1) Selecting sites of base stations in accordance with the design;

                  (2) Each station shall cover an area of 15-20 square meters;

                  (3) Buildings of the base stations may be borrowed (from affiliates within the Bureau), leased, purchased or constructed;




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(4)                        Irrespective of the sources of the buildings, they
                           must have complete and due documentary formalities, including the relevant lease or purchase contracts (Party A to provide the form of such contracts), building ownership certificates, valid invoices, etc.. If there arises a need to requisition land or to construct masts, Party B shall complete the relevant land planning formalities.

                  (5) The lease term of the base station buildings shall be 10 years in general and the annual rent shall be no more than RMB 1,500 per square meter. Rents exceeding such limit shall be subject to Party A examination and approval. Prices of buildings to be purchased shall be determined separately. Costs of buildings to be constructed shall be determined in accordance with stipulations under the relevant design documents.

                  (6) Rents of buildings shall be settled, on the strength of the original copy the relevant contracts (together with copies of the original invoices), by the party undertaking the site selection with the Wireless Communications Bureau in accordance with the relevant regulations of the Wireless Communications Bureau concerning the settlement of the rents of base station buildings.

                  (7) Labor costs, business costs and other relevant expenses incurred in the course of the site selection and lease of base station buildings shall be reimbursed, on the strength of valid invoices issued to the construction enterprises and the list of the sites selected hereunder, by Party A in accordance with relevant regulations.

                  (8) New sites shall be selected for 900M base stations. Equipment of 1800M base stations shall be installed inside 900M base stations in principle, provided that certain stations that need to have new sites shall be treated as such.

         2. Renovation of equipment rooms of base stations and installation of equipment (including AC/DC equipment, air-conditioning equipment, antennas and base station equipment) shall be conducted in accordance with separate engineering agreements to be executed.

I. Upon completion and operation of the project, it shall be gradually transferred to and maintained and managed by Party C. In the process of the project, Party C shall cooperate rigorously with Party A and Party B on the basis of its own experience and requirements. After the equipment comes into operation, Party A shall transfer to Party C the project along with its buildings and equipment upon the acceptance of the project.

IV. Party B shall report to Party A the site selection progress on a timely basis. The progress of the construction shall be in accordance with the Flowchart of Base




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         Station Construction.

V. Problems arising from the performance of this Agreement or matters not covered herein shall be agreed upon by the Parties through consultations.

VI. The Agreement shall be signed in ten counterparts. Each Party shall keep two copies. The Agreement shall come into effect upon affixing with the official seals of the Parties and execution by their authorized representatives.

PARTY A: ENGINEERING AND CONSTRUCTION DEPARTMENT OF BEIJING POST AND
         TELECOMMUNICATIONS ADMINISTRATION BUREAU

         By:   s/Liu Hongwei
            --------------------
               Person in Charge
         Date: December 16, 1998

PARTY B: BEIJING TELECOMMUNICATION ENGINEERING BUREAU

         By:   s/Liu Jianjun
            --------------------
               Person in Charge
         Date: ________________

         BEIJING HELI TELECOMMUNICATIONS GROUP

         By:   s/Jiang Zhaoyou
               Person in Charge
            --------------------
         Date: December 21, 1998

         BEIJING HUARUI WIRELESS COMMUNICATIONS EQUIPMENT INSTALLATION COMPANY

         By:   s/Guo Baocheng
            --------------------
               Person in Charge
               Date: December 22, 1998

PARTY C: BEIJING WIRELESS COMMUNICATIONS BUREAU

         By:   s/Wang Zhengwen
            --------------------
               Person in Charge
               Date: December 16, 1998




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APPENDIX (2)

                         AGREEMENT ON SITE SELECTION FOR
          MOBILE COMMUNICATIONS (GSM) PHASE VI (STAGE 2) BASE STATIONS

         In accordance with the document of "Equipment Installation for 21 New Base Stations (with One Located on the North Side of Capital Stadium) to be Constructed in the Digital Mobil Communications Phase VI (Stage 2) Project" (Jing Yi Ji Fa (1999) No. 4.21) issued by Beijing Post and Telecommunications Administration Bureau and other relevant documents, and to fulfill the base station equipment and auxiliary facilities installation thereunder, the Planning and Construction Department of Beijing Mobile Communication Company ("Party A"), as the party responsible for organizing the construction of the base stations in such project, wishes to engage Beijing Telecommunications Engineering Bureau, Beijing Huarui Wireless Communications Equipment Installation Company, Beijing Heli Communications Group and Beijing Guanghuan Telecommunications Group (collectively, "Party B") to contract the site selection work for the base stations in the project. Following consultations, the Parties have reached the following agreement:

I.       Numbers of Base Station Sites to be Selected

         Beijing Telecommunications Engineering Bureau: 97
         Beijing Huarui Wireless Communications
         Equipment Installation Company: 135
         Beijing Heli Telecommunications Group: 109
         Beijing Guanghuan Telecommunications Group: 60

         Certain 1800M base stations and 900M base stations will share sites. See the schedule of this Agreement for serial numbers of such base stations. Specific names of such base stations will be determined one by one in the implementation of the project.

II.      Site Selection of Base Stations

         1. The selection of base station sites shall be undertaken by Party B, participated by the party responsible for maintenance, approved by the party responsible for design and confirmed by Party A. The participation of the party responsible for maintenance is an issue of significance. Prior to the selection of any base station site, Party A shall notify the party responsible for maintenance in advance so that such party can make preparations therefor.

                  The base stations to be constructed are of a large quantity, will cover a wide area and entail enormous work within a short period of time. Phase VI (Stage 2) of the project will be contracted to four construction enterprises, and such four construction enterprises may conduct the site selection work simultaneously. Such structure requires the parties responsible for design and maintenance to




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                  coordinate their internal staffing to facilitate division of labor and responsibilities and to promote the progress of the site selection.

                  Party B shall be responsible for addressing problems in respect of coordination among the site selection personnel.

         2.       Site Selection Fee

                  For each site selected, whether such site is in the urban or suburban area, Party B shall charge RMB1,000 if the base station is to be located on the premises of a mobile communications bureau (e.g. in a modular bureau) or to share site with another base station (e.g., in the case of certain 1800M base stations); if it is to be located outside the premises of any bureau, Party B shall charge RMB10,000.

                  The number of sites selected shall be calculated on the basis of the number of sites actually selected.

                  The site selection expenses shall be paid in two installments subject to Party A's examination and approval.

         3.       Execution of Lease Agreements; Reimbursement of Expenses

                  As an affiliated company of Beijing Mobile Communication Company, Beijing Huarui Wireless Communications Company may enter into building leasing agreements with the owners of the buildings to be leased thereunder and directly pay the rent of such lease in the name of Beijing Mobile Communication Company Limited. Other parties engaged for the project construction shall enter into building leasing agreements in their own names and seek reimbursement from Beijing Mobile Communication Company on the strength of original copies of relevant invoices and their respective current accounts statement evidencing such payments. Such other parties engaged for the project construction shall also deliver, upon such reimbursement, a copy of the building leasing agreements they have entered into.

                  Any and all such reimbursements are subject to Party A's review and approval.

         4.       Party A to Building Lease Agreements

                  Party A to a base station building leasing agreement must be the owner of the building to be leased thereunder, and such lease agreement must be affixed with the official seal of such owner and signed by its authorized representative or designee. Any party is prohibited from entering into any building leasing agreement with a sub-lesser or with the property manager. Any losses in rental payment or legal liabilities arising out of such prohibited lease agreements shall be borne by the party who executed such agreements (the party engaged for the project construction).




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                  In order to ensure the implementation of this paragraph 4,
                  Party A may hold, in its payment of the site selection fees, 50% of the site selection fees until the project has been inspected and accepted upon its completion.

         5.       Areas and Rents of Buildings Leased for Base Stations

                  In general, the area of the equipment room in each base station shall be no more than 15-25 square meters. The annual rent of an equipment room in urban areas shall be, in general, no more than RMB 1500 per square meter, and no more than RMB 800 per square meter if it is located in suburban areas (as determined on the basis of the administrative division). Rents exceeding such limits are subject to the review and approval of Beijing Mobile Communication Company.

         6.       Lease Term of Equipment Rooms

                  The lease term of an equipment room shall be 10 year in general.

         7.       Progress of Base Station Site Selection

                  The site selection work shall be completed by the end of March 2000. In the event that any part of the project is not accomplished in time, the member of Party B responsible for such part of project shall be held liable, and a portion of the site selection fees payable to such party shall be deductible by Party A.

         8. The member of Party B responsible for the site selection of a base station shall, upon selection of the site of such base station, advise the party responsible for laying optical cables the details of such site.

III.     The form of the building leasing agreement shall be provided by Party
         A. Such form agreement shall be duly filled out in its entirety. Names of Party A and Party B shall conform to their respective official seals, which, in turn, shall conform to their respective official seals affixed to the receipts of rent. Any dispute or legal liability arising out of such leasing agreements, whether the base station involved has been delivered to the party responsible for maintenance, shall be explained and addressed by B.

IV. Party B shall report to Party A the progress of the selection of base station sites as required.

V. Base station buildings may be leased or purchased in a manner in the best economic interests of Beijing Mobile Communication Company. Any base station building purchased shall have complete formalities as required.

VI. Problems arising from the performance of this Agreement or matters not covered herein shall be agreed upon by the Parties through consultations.

PARTY A: PLANNING AND CONSTRUCTION DEPARTMENT OF BEIJING MOBILE
         COMMUNICATION COMPANY

         By:   s/Yin Lijian
            ----------------------------
               Authorized Representative

PARTY B: BEIJING TELECOMMUNICATION ENGINEERING BUREAU

         By:   s/An Hui
            ----------------------------
               Authorized Representative

         BEIJING HUARUI WIRELESS COMMUNICATIONS EQUIPMENT INSTALLATION COMPANY

         By:   s/Guo Baocheng
            ----------------------------
               Authorized Representative

         BEIJING HELI TELECOMMUNICATIONS GROUP

         By:   s/Li Xunjun
            ----------------------------
               Authorized Representative

         BEIJING GUANGHUAN TELECOMMUNICATIONS GROUP

         By:   s/Li Zhushan
            ----------------------------
               Authorized Representative

         Date: November 8, 1999

APPENDIX (3)

            SUPPLEMENTAL AGREEMENT TO AGREEMENT ON SITE SELECTION FOR MOBILE COMMUNICATIONS (GSM) PHASE VI (STAGE 2) BASE STATIONS

         In accordance with the document of "Equipment Installation for 21 New Base Stations (with One Located on the North Side of Capital Stadium) to be Constructed in the Digital Mobil Communications Phase VI (Stage 2) Project" (Jing Yi Ji Fa (1999) No. 4.21) issued by Beijing Post and Telecommunications Administration Bureau and other relevant documents, and to fulfill the base station equipment and auxiliary facilities installation thereunder, the Planning and Construction Department of Beijing Mobile Communication Company ("Party A"), as the party responsible for organizing the construction of the base stations in such project, wishes to engage Beijing Huarui Wireless Communications Equipment Installation Company ("Party B") to contract the site selection work for the base stations in the project. Following consultations, the Parties have reached the following agreement:

I.       Numbers of Base Station Sites to be Selected

         Beijing Huarui Wireless Communications
         Equipment Installation Company:  61

II.      Site Selection of Base Stations

         1. The selection of base station sites shall be undertaken by Party B, participated by the party responsible for maintenance, approved by the party responsible for design and confirmed by Party A. The participation of the party responsible for maintenance is an issue of significance. Prior to the selection of any base station site, Party A shall notify the party responsible for maintenance in advance so that such party can make preparations therefor.

                  The base stations to be constructed are of a large quantity, will cover a wide area and entail enormous work within a short period of time. Phase VI (Stage 2) of the project will be contracted to four construction enterprises, and such four construction enterprises may conduct the site selection work simultaneously. Such structure requires the parties responsible for design and maintenance to coordinate their internal staffing to facilitate division of labor and responsibilities and to promote the progress of the site selection.

                  Party B shall be responsible for addressing problems in respect of coordination work among the site selection personnel.

         2.       Site Selection Fee

                  For each site selected, whether such site is in the urban or suburban area, Party B shall charge RMB1,000 if the base station is to be located on the premises of a mobile communications bureau (e.g. in a modular bureau) or to share site with another base station (e.g., in the case of certain 1800M base stations); if it is to be located outside the premises of any bureau, Party B shall charge RMB10,000.

                  The number of sites selected shall be calculated on the basis of the number of sites actually selected.

                  The site selection expenses shall be paid in two installments subject to Party A's examination and approval.

         3.       Execution of Lease Agreements; Reimbursement of Expenses

                  As an affiliated company of Beijing Mobile Communication Company, Beijing Huarui Wireless Communications Company may enter into building leasing agreements with the owners of the buildings to be leased thereunder and directly pay the rent of such lease in the name of Beijing Mobile Communication Company Limited.

                  Any and all such reimbursements are subject to Party A's review and approval.

         4.       Party A to Building Lease Agreements

                  Party A to a base station building leasing agreement must be the owner of the building to be leased thereunder, and such lease agreement must be affixed with the official seal of such owner and signed by its authorized representative or designee. Any party is prohibited from entering into any building leasing agreement with a sub-lesser or with the property manager. Any losses in rental payment or legal liabilities arising out of such prohibited lease agreements shall be borne by the party who executed such agreements (the party engaged for the project construction).

                  In order to ensure the implementation of this paragraph 4, Party A may hold, in its payment of the site selection fees, 50% of the site selection fees until the project has been inspected and accepted upon its completion.

         5.       Areas and Rents of Buildings Leased for Base Stations

                  In general, the area of the equipment room in each base station shall be no more than 15-25 square meters. The annual rent of an equipment room in urban areas shall be, in general, no more than RMB 1500 per square meter, and no more than RMB 800 per square meter if it is located in suburban areas (as determined on the basis of the administrative division). Rents exceeding such limits are subject to the review and approval of Beijing Mobile Communication Company.

         6.       Lease Term of Equipment Rooms

                  The lease term of an equipment room shall be 10 year in general.

         7.       Progress of Base Station Site Selection

                  The site selection work shall be completed by the end of November 2000. In the event that any part of the project is not accomplished in time, the member of Party B responsible for such part of project shall be held liable, and a portion of the site selection fees payable to such party shall be deductible by Party A.

8. The member of Party B responsible for the site selection of a base station shall, upon selection of the site of such base station, advise the party responsible for laying optical cables the details of such site.

III.     The form of the building leasing agreement shall be provided by Party
         A. Such form agreement shall be duly filled out in its entirety. Names of Party A and Party B shall conform to their respective official seals, which, in turn, shall conform to their respective official seals affixed to the receipts of rent. Any dispute or legal liability arising out of such leasing agreements, whether the base station involved has been delivered to the party responsible for maintenance, shall be explained and addressed by B.

IV. Party B shall report to Party A the progress of the selection of base station sites as required.

V. Base station buildings may be leased or purchased in a manner in the best economic interests of Beijing Mobile Communication Company. Any base station building purchased shall have complete formalities as required.

VI. Problems arising from the performance of this Agreement or matters not covered herein shall be agreed upon by the Parties through consultations.

PARTY A: PLANNING AND CONSTRUCTION DEPARTMENT OF BEIJING MOBILE COMMUNICATION
         COMPANY

         By: s/Wu Yuhui
             -------------------------
             Authorized Representative
         Date: December 16, 1998

PARTY B: BEIJING HUARUI WIRELESS COMMUNICATIONS EQUIPMENT INSTALLATION COMPANY

         By: s/Guo Baocheng
             -------------------------
             Authorized Representative
         Date: December 22, 1998

         Date: May 8, 2000

APPENDIX (4)

            NETWORK DEPARTMENT, BEIJING MOBILE COMMUNICATION COMPANY

               LETTER OF ENGAGEMENT FOR DESIGN AND CONSTRUCTION OF
       TWO NEWLY ADDED ROTARY ANTENNAS IN THE TRANSCEIVER STATION NO. 3 OF
                      BEIJING MOBILE COMMUNICATION COMPANY




Huarei Tengfei Wireless Communication Design Institute:

         In accordance with the arrangements made in the Minutes of the Conference on Consolidating Short-wave Transmission Businesses held by Beijing Wireless Communications Bureau, we hereby engage your institute to:

         Erect a model 219 soft-element log-periodic antenna and a model 220 hard-element log-periodic antenna (including feeder lines) in the business area of the Transceiver Station No. 3, and to provide the relevant technological designing and engineering of the foundations of such antennas.

         The entire construction work shall be completed by December 31, 1999.




                                                               November 12, 1999
                                     (official seal of the Network Department of
                                           Beijing Mobile Communication Company)

APPENDIX (5)

                   AGREEMENT ON ENGAGEMENT FOR CONSTRUCTION OF
                     ERICSSON TRANSMISSION ACCESS EQUIPMENT

PARTY A: PLANNING AND CONSTRUCTION DEPARTMENT, BEIJING MOBILE COMMUNICATION
         COMPANY

PARTY B: BEIJING HUAREI WIRELESS COMMUNICATIONS EQUIPMENT INSTALLATION COMPANY

         In accordance with the project arrangement, the Planning and Construction Department of Beijing Mobile Communication Company hereby engages Party B to fulfill part of the construction and engineering of the Ericsson transmission access equipment. The quantity of work shall be determined in accordance with the specific project agreements. Party B shall make full pre-construction preparations and ensure the quality, process and safety of the project.

PARTY A: PLANNING AND CONSTRUCTION DEPARTMENT, BEIJING MOBILE
         COMMUNICATION COMPANY LIMITED

         By:        s/Wu Yuhui
            -------------------------
            Authorized Representative

PARTY B: BEIJING HUAREI WIRELESS COMMUNICATION EQUIPMENT INSTALLATION COMPANY

         By:      s/Guo Baocheng
            -------------------------
            Authorized Representative

         DECEMBER, 1999

APPENDIX (6)

    AGREEMENT ON ENGAGEMENT FOR CONSTRUCTION OF INDOOR MICRO-CELLULAR MOBILE
                COMMUNICATIONS OPTICAL FIBER DISTRIBUTION SYSTEM

PARTY A: PLANNING AND CONSTRUCTION DEPARTMENT, BEIJING MOBILE
         COMMUNICATION COMPANY

PARTY B: BEIJING HUAREI WIRELESS COMMUNICATIONS EQUIPMENT INSTALLATION COMPANY

         In accordance with the circular concerning arrangement of indoor micro-cellular mobile communications optical fiber distribution system construction (Dian Xin Ji Fa (1999) No. 0081) issued by Beijing Post and Telecommunications Administration Bureau, Party A, as the party responsible for organizing the construction of 30 indoor micro-cellular mobile communications optical fiber distribution systems, hereby engages Party B to undertake the installation and engineering of such indoor micro-cellular mobile communications optical fiber distribution systems.

I.       Amount of Project Construction Work

         The installation of 30 NOKIA indoor optical fiber distribution systems.

II.      Project Process

         The project shall be completed by the end of December 2000

PARTY A: PLANNING AND CONSTRUCTION DEPARTMENT, BEIJING MOBILE
         COMMUNICATION COMPANY LIMITED

         By:       s/Wu Yuhui
            -------------------------
            Authorized Representative

PARTY B: BEIJING HUAREI WIRELESS COMMUNICATION EQUIPMENT INSTALLATION COMPANY

         By:     s/Guo Baocheng
            -------------------------
            Authorized Representative

                 March, 2000

APPENDIX (7)

                    LETTER OF ENGAGEMENT FOR INSTALLATION OF
               MICRO-CELLULAR MOBILE COMMUNICATIONS BASE STATIONS
        IN BEIJING PUBLIC MOBILE TELEPHONE NETWORKS (GSM) PHASE V PROJECT

PARTY A: PLANNING AND CONSTRUCTION DEPARTMENT, BEIJING MOBILE COMMUNICATION
         COMPANY

PARTY B: BEIJING HUAREI WIRELESS COMMUNICATIONS EQUIPMENT INSTALLATION COMPANY

         In accordance with the circular (Jing Yi Ji Fa (1997) No. 1541-1567) concerning arrangement of 27 projects, including the "Equipment Installation for 19 New Base Stations (with One Located at Jing Shan Qian Jie)", issued by Beijing Post and Telecommunications Administration Bureau, Party A, as the party responsible for organizing the construction of 430 base stations (including 24 emergency stations), 164 micro-stations and 188 capacity-enhancing stations in the Digital Mobile Communications (GSM) Phase V Project, hereby engages Party B to undertake the equipment installation and engineering of the micro-cellular mobile communications base stations in Beijing Public Mobile Telephone Networks
(GSM) Phase V Project.

I.       The Scale of Project Construction

         The installation of 92 sets of Micro-Cellular equipment.

II.      Project Process

         The project shall be completed by the end of June 2001

PARTY A: PLANNING AND CONSTRUCTION DEPARTMENT, BEIJING MOBILE COMMUNICATION
         COMPANY LIMITED

         By:        s/Wu Yuhui
            -------------------------
            Authorized Representative

PARTY B: BEIJING HUAREI WIRELESS COMMUNICATION EQUIPMENT INSTALLATION COMPANY

         By:      s/Guo Baocheng
            -------------------------
            Authorized Representative
         December, 1999




                                       1